Summary of Significant Accounting Policies - Cash, Cash Equivalents and Restricted Cash (Details) - USD ($) $ in Millions	Sep. 30, 2021	Dec. 31, 2020	Sep. 30, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Summary of Significant Accounting Policies
Cash and cash equivalents	$ 319.4	$ 570.8		$ 270.0
Restricted cash	0.2	0.6		0.3
Total cash, cash equivalents and restricted cash	$ 319.6	$ 571.4	$ 575.7	$ 270.3	$ 102.4	$ 16.9